                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Michael K. Farrell
                     Chairman of the Board, President and
                            Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 2010.

                           /s/ Michael K. Farrell
                     -------------------------------------
                           Michael K. Farrell

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Norse N. Blazzard
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2010.

                         /s/ Norse N. Blazzard
                   -------------------------------------
                         Norse N. Blazzard

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Robert L. Davidow
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2010.

                           /s/ Robert L. Davidow
                     -------------------------------------
                           Robert L. Davidow

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2010.

                           /s/ Elizabeth M. Forget
                     -------------------------------------
                           Elizabeth M. Forget

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                 George Foulke
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of October, 2010.

                         /s/ George Foulke
                   -------------------------------------
                         George Foulke

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Richard A. Hemmings
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2010.

                         /s/ Richard A. Hemmings
                   -------------------------------------
                         Richard A. Hemmings

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Jay S. Kaduson
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of October, 2010.

                         /s/ Jay S. Kaduson
                   -------------------------------------
                         Jay S. Kaduson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Lisa S. Kuklinski
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2010.

                         /s/ Lisa S. Kuklinski
                   -------------------------------------
                         Lisa S. Kuklinski

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Richard C. Pearson
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2010.

                           /s/ Richard C. Pearson
                     -------------------------------------
                           Richard C. Pearson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Thomas A. Price
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2010.

                           /s/ Thomas A. Price
                     -------------------------------------
                           Thomas A. Price

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Thomas J. Skelly
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2010.

                         /s/ Thomas J. Skelly
                   -------------------------------------
                         Thomas J. Skelly

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                            Robert E. Sollmann, Jr.
                     Director and Executive Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Sollmann, Jr., a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21th day of October, 2010.

                      /s/ Robert E. Sollmann, Jr.
                ----------------------------------------
                      Robert E. Sollmann, Jr.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Paul A. Sylvester
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2010.

                           /s/ Paul A. Sylvester
                     -------------------------------------
                           Paul A. Sylvester

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Jeffrey A. Tupper
                     Director and Assistant Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2010.

                         /s/ Jeffrey A. Tupper
                   -------------------------------------
                         Jeffrey A. Tupper

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                James J. Reilly
                            Vice President-Finance

   KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President-Finance of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File
       No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File
       No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687 and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 2010.

                           /s/ James J. Reilly
                     -------------------------------------
                           James J. Reilly